UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 28, 2009

                               ES BANCSHARES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                     000-52178               20-4663714
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(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)


68 North Plank Road, Newburgh, New York                             12550
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     ES Bancshares, Inc. (the "Company") and its wholly owned subsidiary, Empire State Bank (the "Bank"), announced that Charles Burnett, the Company's and the Bank's Chief Financial Officer, was terminated, effective May 28, 2009.

     On May 28, 2009, the Company announced the appointment of Bryan Lahey, age 51, as the Company's Acting Principal Accounting Officer. Mr. Lahey has served as an Assistant Vice President of the Bank since 2004, and in January 2009 was named the Bank's Comptroller.


Item 9.01.  Financial Statements and Exhibits.

     Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ES BANCSHARES, INC.


DATE:  June 1, 1009                 By: /s/ Philip Guarnieri
                                        ----------------------------------------
                                        Philip Guarnieri
                                        President and Co-Chief Executive Officer